Proxy Statement Pursuant to Section 14(a) of the
                              Securities Exchange Act of 1934

Filed by the registrant X
Filed by a party other than the registrant


Check the appropriate box:
[ ]   Preliminary proxy statement
[X]   Definitive proxy statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                        UNION FINANCIAL BANCSHARES, INC.
                (Name of Registrant as Specified in Its Charter)


                        UNION FINANCIAL BANCSHARES, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
                              N/A

(2)   Aggregate number of securities to which transactions applies:
                              N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A

(4)   Proposed maximum aggregate value of transaction:
                              N/A

__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
                             N/A

(2)   Form, schedule or registration statement no.:
                             N/A

(3)   Filing party:
                             N/A

(4)   Date filed:
                             N/A

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                                December 18, 1996



Dear Stockholder:

           You are cordially invited to attend the Annual Meeting of Stockholders of Union Financial Bancshares, Inc. to be held in the Community Room of the University of South Carolina, Union Campus, at Academy and North Mountain Streets, Union, South Carolina, on Wednesday, January 22, 1997 at 2:00 p.m., Eastern time.

           The Notice of Annual Meeting and Proxy Statement on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as a representative from the Corporation's independent accounting firm, Elliott, Davis & Company, LLP, will be present to respond to appropriate questions of stockholders.

           It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

           We look forward to seeing you at the meeting.

                                       Sincerely,


                                       Carl L. Mason
                                       Chairman of the Board

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
                                UNION FINANCIAL BANCSHARES, INC.
                                      203 West Main Street
                                 Union, South Carolina  29379
                                         (864) 427-7692



                            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  To Be Held on January 22, 1997



           NOTICE IS HEREBY GIVEN THAT the 1997 Annual Meeting of Stockholders of Union Financial Bancshares, Inc. (the "Corporation") will be held in the Community Room of the University of South Carolina, Union Campus, at Academy and North Mountain Streets, Union, South Carolina on Wednesday, January 22, 1997, at 2:00 p.m., Eastern time, for the following purposes:

                      1. To elect two directors to serve for a term of three years;

                      2. To approve an amendment to the Corporation's Certificate of Incorporation increasing the number of authorized shares of the Corporation's Common Stock from 1,500,000 to 2,500,000 shares.

                      3. To ratify the appointment of Elliott, Davis & Company, LLP as auditors for the Corporation for the fiscal year ending September 30, 1997; and

                      4. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

           NOTE: The Board of Directors is not aware of any other business to come before the meeting.

           Any action may be taken on any one of the foregoing proposals at the meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on November 30, 1996 are entitled to notice of and to vote at the meeting and any adjournments or postponments thereof.

           You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       WANDA J. WELLS
                                       CORPORATE SECRETARY

Union, South Carolina
December 18, 1996


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PAGE

                                    PROXY STATEMENT
                                          OF
                             UNION FINANCIAL BANCSHARES, INC.
                                   203 West Main Street
                               Union, South Carolina  29379
                                     (864) 427-7692


                              ANNUAL MEETING OF STOCKHOLDERS
                                     January 22, 1997


           This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Union Financial Bancshares, Inc. ("Corporation") to be used at the Annual Meeting of Stockholders of the Corporation. The Annual Meeting will be held in the Community Room of the University of South Carolina, Union Campus, at Academy and North Mountain Streets, on Wednesday, January 22, 1997, at 2:00 p.m., Eastern time. The Corporation is the holding company for Union Federal Savings Bank (the "Savings Bank"). This Proxy Statement and the enclosed proxy card are being first mailed to stockholders on or about December 18, 1996.

                                 VOTING AND PROXY PROCEDURE

           Stockholders of record as of the close of business on November 30, 1996 are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. As of November 30, 1996, the Corporation had 814,286 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

           The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below, FOR approval of the amendment to the Corporation's Certificate of Incorporation and FOR ratification of the appointment of auditors. If a stockholder attends the Annual Meeting, he or she may vote by ballot.

           Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

           The two directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. With respect to the other proposals to be voted upon, stockholders may vote for a proposal, against a proposal or may abstain from voting. The approval of the adoption of the amendment to the Corporation's Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of the Corporation's Common Stock. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against the proposal. Ratification of the appointment of Elliot,

                                         2
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

Davis & Company, LLP as auditors will require the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote. Thus, abstentions on the Corporation's proposal to ratify the appointment of auditors will have the effect of a vote against such proposal. Broker non-votes will not be included in vote totals and will have no effect on the outcome of the vote.


          SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of November 30, 1996, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who owned more than 5% of the Corporation's outstanding shares of Common Stock at November 30, 1996. The table also sets forth, as of November 30, 1996, information as to the shares of Common Stock beneficially owned by each director, by the Chief Executive Officer of the Corporation and by all executive officers and directors of the Corporation as a group.

                                     Amount and Nature         Percent of
                                       of Beneficial          Common Stock
Beneficial Owner                       Ownership (a)           Outstanding

Beneficial Owners of More Than 5%

A. Foster Jordan                        48,336  (b)                6.0%
537 Thompson Blvd.
Union, South Carolina  29379

Directors and Chief Executive Officer

Dwight V. Neese(c)                      25,597                     3.1
David G. Russell                         8,966                     1.1
Carl L. Mason                            4,080                     0.5
William M. Graham                        4,248                     0.5
Louis M. Jordan                         32,918                     4.0
Mason G. Alexander                       1,000                     0.1
James W. Edwards                         1,375                     0.2

All Executive Officers and             119,907                    13.7
Directors as a group
(11 persons)

(a) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Corporation's Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which the persons named in the table possess voting and/or investment power. The amounts shown also include the following amounts of Common Stock which the indicated individuals have the right to acquire within 60 days of November 30, 1996 through the exercise of stock options granted pursuant to the Corporation's stock option plans: Mr. Neese, 21,900; Mr. Russell, 2,000; Mr. Mason, 2,000; Mr. Graham, 2,000; Mr. Jordan, 2,000; Mr. Alexander, 0; Mr. Edwards, 1,000; and all executive officers and directors as a group, 58,918.

                                         3
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
(b) Based on Amendment No. 1 to Schedule 13D dated May 13, 1996. According to this filing, Mr. Jordan has sole voting and dispositive power with respect to 48,336 shares.
(c)    Mr. Neese is also the Chief Executive Officer of the Corporation.


                         PROPOSAL 1 -- ELECTION OF DIRECTORS

            The Corporation's Board of Directors consists of seven members. The Board is divided into three classes with three-year staggered terms, with approximately one third of the directors elected each year. Two directors will be elected at the Annual Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The Board of Directors has nominated for election as directors Louis M. Jordan and Dwight V. Neese. The nominees are current members of the Board of Directors of the Corporation.

            It is intended that the proxies solicited by the Board of Directors will be voted "FOR" the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute director as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unable to serve.

            The Board of Directors recommends that stockholders vote "FOR" the election of Messrs. Jordan and Neese.

            During the year ended September 30, 1996, Mobley L. Jeter and Ned
D. Farr retired from the Board of Directors. The Board of Directors elected Mason G. Alexander and James W. Edwards to fill the vacancies created by their retirement.

            The following table sets forth certain information regarding the nominees for election at the Meeting, as well as information regarding those directors continuing in office after the Annual Meeting. Unless otherwise indicated, the principal occupation for each person below has been his occupation for the past five years.


                                                         Year First
                                                         Elected or
                                                         Appointed     Term to
Name              Age (a)   Principal Occupation         Director (b)   Expire

                             BOARD NOMINEES

Louis M. Jordan     61    Major stockholder of Jordan's     1971       2000(c)
                          Ace Hardware, Inc., Union,
                          South Carolina

Dwight V. Neese     46    President and Chief Executive     1995       2000(c)
                          Officer of the Corporation and
                          the Savings Bank since September
                          1995.  Former Executive Vice
                          President and Chief Operating
                          Officer of Home Federal Savings
                          Bank of South Carolina, from
                          February 1992 to September 1995.
                          Previously Senior Vice President/
                          Division President of First
                          Savings Bank, FSB, Greenville,
                          South Carolina

                                (table continued on following page)

                                         4
PAGE

                                                         Year First
                                                         Elected or
                                                         Appointed     Term to
Name              Age (a)   Principal Occupation         Director (b)   Expire

                          DIRECTORS CONTINUING IN OFFICE

David G. Russell    68    Self-employed accountant,         1978       1999
                          Union, South Carolina

Carl L. Mason       52    President of Cone Finishing,      1989       1999
                          a textile finishing company

William M. Graham   52    Sole owner and operator of        1990       1999
                          Graham's Flowers, Union, South
                          Carolina

Mason G. Alexander  64    Director of Mid-South             1996       1998
                          Management Company, Spartanburg,
                          South Carolina

James W. Edwards    60    Dean of Academics at the          1996       1998
                          University of South Carolina,
                          Union Campus, Union, South
                          Carolina


(a)   At September 30, 1996.
(b)   Includes prior service on the Board of Directors of the Savings Bank.
(c)   Assuming the individual is re-elected.

Meetings and Committees of the Board of Directors

            The Boards of Directors of the Corporation and the Savings Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended September 30, 1996, the Board of Directors of the Corporation held 12 meetings and the Board of Directors of the Savings Bank held 12 meetings. No director of the Corporation or the Savings Bank attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period.

            The Savings Bank's Human Resource Committee, composed of Directors Alexander (Chairman), Mason, and Russell, meets as needed to review the employee wage and benefit package, hear employee grievances and prepare employee job descriptions. This Committee met four times during the 1996 fiscal year.

            The Corporation's Audit/Compliance Committee, composed of Directors Russell (Chairman), Edwards and Jordan, meets as needed to select and review the work performed by the independent public accountants. This Committee met five times during the 1996 fiscal year.

            The Corporation's Nominating Committee, composed of Directors Russell (Chairman), Mason and Graham, selects nominees for election as directors. This Committee met one time during fiscal year 1996 to appoint nominees for director at the Meeting.

            The Corporation and the Savings Bank also maintain Loan, Asset/Liability, Long Range Planning and Strategic Planning Committees.

                                         5
PAGE

                           DIRECTORS' COMPENSATION


            The seven members of the Corporation's Board of Directors are the same seven individuals who serve on the Savings Bank's Board of Directors. Members of the Board of Directors of the Savings Bank receive a monthly fee of $900. The Chairman of the Board of Directors receives an additional monthly fee of $300. Committee members do not receive additional fees for committee meetings attended. Currently, members of the Board of Directors of the Corporation do not receive any fees.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

            The following information is furnished for the Chief Executive Officer of the Corporation. No other executive officer of the Corporation or the Savings Bank received salary and bonuses in excess of $100,000 during the fiscal year ended September 30, 1996.

                                                                 Long-Term
                                                                Compensation
Name and                        Annual Compensation              Securities
                                                  Other Annual   Underlying
Position              Year  Salary($)   Bonus($) Compensation($) Options(#)

Dwight V. Neese (1)   1996  $108,000       --         --             --
  President and Chief 1995     9,000       --         --         40,000
  Executive Officer

           All Other
        Compensation($)
             7,863 (2)
                   --

(1)  Mr. Neese joined the Corporation in September 1995.
(2)  Represents employer contribution to 401(k) plan.

Option Exercise/Value Table

           The following information with respect to options exercised during the fiscal year ended September 30, 1996 and remaining unexercised at the end of the fiscal year, is presented for Mr. Neese.

                Shares                        Number of Securities
                Acquired on    Value          Underlying Unexercised Options
Name            Exercise (#)   Realized($)    Exercisable        Unexercisable

Dwight V. Neese     --            --             10,950             29,050

                         Value of Unexercised
                         In-the-Money Options
                         at Fiscal Year End($)
                         Exercisable        Unexercisable

                           $61,539            $163,261

Employment Agreement

           Effective September 5, 1995, the Corporation and the Savings Bank entered into a three-year employment agreement ("Agreement") with Dwight V. Neese, President and Chief Executive Officer. The term of the Agreement may be extended for an additional 12 full calendar months by action of the Board of Directors on the anniversary date of the Agreement. Mr. Neese's base salary for the 1997 fiscal year is $115,000. The Agreement may be terminated at any time by the Board of Directors for "cause," as defined in the Agreement. In the event that Mr. Neese's employment is terminated without "cause," the Agreement provides that Mr. Neese's current salary and benefits would be continued through the remaining term of the Agreement. The Agreement provides for severance payments if employment is terminated following a change in control (as defined in the Agreement), equal to 2.99 times the average annual compensation paid to Mr. Neese during the five years immediately preceding the change in control and continuation of other employee benefits for three years. The sum would be paid promptly after any change in control. Based upon the 1996 compensation level of Mr. Neese, the aggregate payment that would be
                                         6
PAGE
payable should a change in control occur in 1997 under the terms of the Agreement would be approximately $343,850. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), states that severance payments that equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Corporation is not entitled to deduct such excess payments. The Agreement might have an anti-takeover effect since it could make an acquisition of the Corporation more costly for a potential acquiror.

                         TRANSACTIONS WITH MANAGEMENT

           As required by federal regulations, all loans or extensions of credit to executive officers and directors are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made by the Savings Bank to a director or executive officer in an amount that, when aggregated with the amount of all other loans by the Savings Bank to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Savings Bank's capital and surplus (up to a maximum of $500,000) are subject to approval in advance by a majority of the disinterested members of the Board of Directors.


                                   PROPOSAL 2 --
            AMENDMENT TO THE CORPORATION'S CERTIFICATE OF INCORPORATION

           On October 24, 1996, the Board authorized an amendment of the Corporation's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 1,500,000 to 2,500,000. The stockholders are being asked to approve this proposed amendment. As of November 30, 1996, 814,286 shares of Common Stock were issued and outstanding and 120,191 shares were reserved for issuance under the Corporation's stock option plans.

           The Board of Directors believes that the proposed increase is desirable so that, as the need may arise, the Corporation will have more flexibility to issue shares of Common Stock, without the expense and delay of a special stockholders' meeting, in connection with possible future stock dividends or stock splits, equity financings, future opportunities for expanding the business through acquisitions, management incentive and employee benefit plans and for other general corporate purposes. The Corporation has no current plans to issue shares for any purpose other than shares issued upon exercise of stock options granted to directors, officers and employees under the Corporation's stock option plans.

           Authorized but unissued shares of the Corporation's Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Corporation's stockholders, except as otherwise required by applicable law or regulations.

           The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or regulations. To the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights.

           The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Corporation without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by
                                         7
PAGE
applicable law) be issued in one or more transactions which would make a change in control of the Corporation more difficult, and, therefore, less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Corporation.

           The Board of Directors believes that the amendment is in the best interests of the Corporation and its stockholders and, consequently, recommends a vote "FOR" approval of the amendment to the Corporation's Certificate of Incorporation.

              PROPOSAL 3 -- RATIFICATION OF APPOINTMENT OF AUDITORS

           The Board of Directors has appointed Elliott, Davis & Company, LLP to be its auditors for the 1997 fiscal year, subject to the ratification by stockholders. A representative of Elliott, Davis & Company, LLP is expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

           The Corporation's former independent public accountants were dismissed by the Corporation on November 29, 1995. The former accountants' report on the financial statements of the Corporation for the past two years did not contain an adverse opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended by the Corporation's Audit Committee and approved by the Corporation's Board of Directors. The Corporation's Board of Directors approved the engagement of Elliott, Davis & Company, LLP on November 29, 1995 and entered into an engagement letter with Elliott, Davis & Company, LLP on December 1, 1995. In connection with the audits of the two most recent fiscal years preceding the engagement of Elliott, Davis & Company, LLP, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

           If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the Meeting, other independent public accountants will be considered by the Board of Directors. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of auditors.

                                OTHER MATTERS

           The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                                MISCELLANEOUS

           The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by telecopier or telephone without additional compensation.

           The Corporation's Annual Report to Stockholders has been mailed to all stockholders of record as of the close of business on November 30, 1996. Any stockholder who has not received a copy of such Annual Report may

                                         8
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
obtain a copy by writing the Corporation. The Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

           A copy of the Corporation's Form 10-KSB for the fiscal year ended September 30, 1996, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders as of the record date upon written request to the Corporate Secretary, Union Financial Bancshares, Inc., 203 West Main Street, Union, South Carolina 29379.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

           Section 16(a) of the Exchange Act requires the Corporation's executive officers and directors, and persons who beneficially own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

           Based solely on its review of the copies of such forms it has received and written representations provided to the Corporation by the above referenced persons, the Corporation believes that during the fiscal year ended September 30, 1996 its reporting officers, directors and greater than 10% shareholders properly and timely complied with all applicable filing requirements.

                               STOCKHOLDER PROPOSALS

           Proposals of stockholders intended to be presented at the Corporation's annual meeting to be held in 1998 must be received by the Corporation no later then August 15, 1997 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

           The Corporation's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the Annual Meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to stockholders. As specified in the Certificate of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice. The notice with respect to business proposals to be brought before the Annual Meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the stockholder in the proposal.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       WANDA J. WELLS
                                       CORPORATE SECRETARY

Union, South Carolina
December 18, 1996
                                         9

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                              REVOCABLE PROXY
                       UNION FINANCIAL BANCSHARES, INC.

                        ANNUAL MEETING OF STOCKHOLDERS
                              January 22, 1997

           The undersigned hereby appoints the Board of Directors as the official proxy committee with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Union Financial Bancshares, Inc. (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Community Room of the University of South Carolina, Union Campus, Academy and North Mountain Streets, Union, South Carolina, on Wednesday, January 22, 1997 at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:

                                                                       VOTE
                                                        FOR           WITHHELD
           1.      The election as directors of all
                   nominees listed below (except as
                   marked to the contrary below) or
                   until their successors have been
                   elected and qualify.

                   Louis M. Jordan
                   Dwight V. Neese

                   INSTRUCTION:  To withhold your
                   vote for any individual nominee,
                   write the nominee's name on the
                   line below.

                                                        FOR   AGAINST  ABSTAIN

           2.      To approve an amendment to the       [ ]     [ ]      [ ]
                   Corporation's Certificate of
                   Incorporation increasing the
                   number of authorized shares
                   of the Corporation's Common
                   Stock from 1,500,000 to 2,500,000
                   shares.

           3.      The ratification of the appointment  [ ]     [ ]      [ ]
                   of Elliot, Davis & Company, LLP as
                   auditors for the Corporation for
                   the 1997 fiscal year.

           4.      In their discretion, upon such other
                   matters as may properly come before
                   the meeting.


The Board of Directors recommends a vote "FOR" each of the listed propositions.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE OFFICIAL PROXY COMMITTEE TO VOTE WITH RESPECT TO APPROVAL OF THE MINUTES OF THE PRIOR MEETING OF STOCKHOLDERS, THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

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             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


           Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

           The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of Notice of the Annual Meeting of Stockholders, a Proxy Statement dated December 18, 1996 and an Annual Report.



Dated: ___________________ , 199_



_________________________               _________________________
PRINT NAME OF STOCKHOLDER               PRINT NAME OF STOCKHOLDER


________________________                ________________________
SIGNATURE OF STOCKHOLDER                SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.







PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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